Capital
Appreciation
Trust

The Intelligent Creation of Wealth

Annual Report
and Investment Performance
Review for the Fiscal Year Ended
August 31, 2002

October 4, 2002

Dear Fellow Shareholders,

After beating its benchmark for four consecutive years, Heritage Capital Appreciation Trust (the “Fund”) fell short of its index, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”), during the fiscal year ended August 31, 2002. This was due, in part, to the Fund’s overweight allocations in the telecommunications, media, broadcasting, and cable industries. Historically, these sectors have provided excellent returns for the Fund, but they have not fared well in today’s bear market. The downturn of these sectors was somewhat offset by the Fund’s investment in consumer discretionary and consumer staples stocks, such as Harrah’s Entertainment, and Energizer Holdings.

For the fiscal year ended August 31, 2002 the Fund’s Class A shares returned -26.33%(a) compared to the S&P 500’s return of -17.99%(b) for the same period.

Average Annual Total Return (a)

Periods Ended August 31, 2002	One Yr.	Three Yr.	Five Yr.	Ten Yr.	Life of Class
Class A	-26.33%	-8.03%	+5.93%	+11.61%	+10.94%
Class B	-26.30%	-8.09%	N/A	N/A	+2.56%
Class C	-23.20%	-7.14%	+6.28%	N/A	+11.29%

In the letter that follows, Herb Ehlers, Chief Investment Officer for Goldman Sachs Asset Management, comments in further detail on the performance of your Fund. I hope you find his remarks helpful in understanding how your Fund’s investment portfolio is managed.

During this reporting period the Fund’s Trustees appointed Deborah Talbot as a new Trustee to the Heritage Family of Funds. Ms. Talbot’s background in executive consulting and advisory services is a welcome addition to our current Board. On behalf of Heritage, I thank you for your continuing support of the Heritage Capital Appreciation Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

Sincerely,

Richard K. Riess
President

(a) Total returns are annualized and include the effect of reinvesting dividends. Performance numbers reflect the current maximum front-end sales charge for Class A shares of 4.75%. These numbers also reflect a contingent deferred sales charge (CDSC) on Class B shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSC for Class C shares is charged on redemptions made within 12 months of purchase. Class A, B and C shares were first offered on December 12, 1985, January 2, 1998 and April 3, 1995, respectively. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

October 2, 2002

Dear Fellow Shareholders:

No question about it, this is a brutal bear market! However, since we are business buyers, we much prefer to buy businesses at lower prices than at higher prices. Don’t you?! Of course, to do that, we need to have cash to be able to invest at these lower, and we believe, attractive valuations. Since we intend to keep a fully invested portfolio, cash will rise from the sale of other businesses (i.e. stocks) or additional cash from current or new shareholders of Heritage Capital Appreciation Trust (“HCAT” or the “Fund”). In this regard, I have personally purchased HCAT shares on eight separate days during the six months ended August 31, 2002. I am also still the largest shareholder in our Fund. I continue to “eat my own cooking”! As you have surmised by now, I am a believer in the outstanding companies in our portfolio, especially at the valuations that “Mr. Market” is placing on them.

The performance results for HCAT for the past fiscal year ended August 31, 2002, continue to be difficult compared to the Standard & Poor’s 500 Composite Stock Price Index * (“S&P 500”). More importantly, we lost money for the past fiscal year. As I am our Fund’s largest shareholder, I would much prefer to make money. Fortunately, our Fund’s performance compared to the S&P 500 for the past three and five years is very strong. In addition, according to Morningstar Inc., our relative performance compared to our peers is also very strong.

For the annual period represented by this report ended August 31, 2002, the Class A shares of our Fund were down 22.66%** compared to a decline of 17.99% for the S&P 500. For the three year period ended August 31, 2002, the Class A shares of our Fund were down 6.52%** compared to a decline of 10.31% for the S&P 500. The results for the five years ended August 31, 2002 are strong: the Class A shares of our Fund were up at an annual rate of 6.97%** compared to 1.74% for the S&P 500. In summary, even though our results were down for the past year, our longer-term results were excellent. As I have mentioned in prior shareholder letters, investing is a marathon, not a sprint.

It is important to keep the returns in perspective. For the period ended August 31, 2002, the Fund’s Class A shares boast a 5-star Morningstar overall rating*** which reflects the risk-adjusted performance amongst its peer group of 751 large growth funds. The Fund also received from Morningstar a 4-star rating for the 3-year period, and a 5-star rating for the 5-year and 10-year periods ended August 31, 2002 when compared to a universe of 751, 486, and 150 large growth funds, respectively.

During the twelve months ended August 31, 2002, our Fund underperformed the broad market S&P 500 Index, as our growth bias had a negative impact on performance. For this period, growth stocks have been out of favor and we were not immune to the weakness in this area of the market. In particular, the Fund’s holdings in the various industries in the Media & Communications sector were weak—Broadcasting & Cable, Movies & Entertainment, Publishing, and Telecommunications. The weak U.S. economy has made for a challenging advertising environment, which has caused the media sector to come under short-term pressure as many momentum

* The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

** Total returns are annualized and include the effect of reinvesting dividends. See the previous letter by Richard R. Riess for a full statement of returns. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*** Morningstar Inc. rates mutual funds from one to five stars based on how well they’ve performed (after adjusting for risk and accounting for all front-end or contingent deferred sales charges) in comparison to similar funds in its category. Within each Morningstar category, the top 10% of funds receive five stars, the next 22.5% four stars, the middle 35% three stars, the next 22.5% two stars, and the bottom 10% receive one star. Funds are rated for up to three time periods three-, five-, and ten-years and these ratings are combined to produce an overall rating. Ratings are objective, based on a mathematical evaluation of past performance. Past performance is no guarantee of future results.

investors have exited the sector. The companies within the Fund’s portfolio that are exposed to the current weak advertising environment include Clear Channel Communications, Viacom, and Univision. These companies should be clear beneficiaries when a recovery in advertising occurs. As such, we intend to hold these companies for the long-term through up and down advertising cycles and will opportunistically add to our position when appropriate. We do not believe that market timing or sector rotation will be successful over the long term. Rather, we seek to participate in the compounding growth of healthy businesses.

On the positive side, several holdings in the Consumer Staples and Consumer Discretionary sectors were strong positive contributors to Fund performance. In particular, Energizer Holdings, a top performer (stock was up 61.4% for the year ended August 31, 2002), has reduced its cost structure, improved its control of inventory and become less reliant on promotion during the economic slowdown. All of this has allowed Energizer to gain market share in an otherwise sluggish environment for battery manufacturers. Our equity position in Harrah’s, which has been a top performer for the Fund, posted a +66.3% return for the 1-year period ended August 31, 2002, as this company continues to deliver strong results. Harrah’s, one of the largest gaming companies in the world, with its broadly diversified portfolio of properties, has focused considerable effort in the riverboat markets, which have high barriers to entry due to state law limits. In addition to this broad distribution, Harrah’s uses a state of the art customer relationship management system, called Harrah’s Total Rewards, which has enabled the company to craft individualized incentives to maximize the prosperity of its customers.

We’d like to take the opportunity to highlight one of the companies in the portfolio, WM Wrigley, as it is a great example of a company that meets most, if not all, of our investment criteria. With over 50% (and growing) share of the global chewing gum market, virtually everyone in the world recognizes a Wrigley brand. Having no real global competitors, Wrigley is a dominant global company and now generates over 60% of its profits outside of the U.S.

While we have been long-time fans of Wrigley and its ability to grow consistently over time, there has recently been significant changes in this 110 year-old company that could add some near-term excitement to this generally conservatively run firm. The new CEO, William Wrigley, Jr., is driving change. The namesake and great-grandson of the company’s founder, 38 year-old Bill Wrigley, Jr., succeeded his father, William Wrigley, as President and CEO in 1999. By bringing in two Proctor and Gamble veterans as head of North American operations and CFO, Bill Wrigley, Jr., has put the company on an innovation-driven growth trajectory that has driven volume and revenue growth to levels not seen in decades. At a meeting in early 2001, the company indicated its new unofficial goal of doubling the company’s size in five years, implying sales growth almost twice Wrigley’s historical rate.

The success of this innovation-driven growth strategy is starting to find its way into Wrigley’s reported earnings. In 2001, Wrigley’s revenue grew 13% on 10% volume growth; a significant acceleration from the 4% revenue and 6% volume growth reported a year earlier. Growth in 2001 culminated with an eye-popping 21% revenue growth in the fourth quarter as retailers began taking shipment of some of Wrigley’s higher-priced new products. While that 21% growth rate is certainly not sustainable, keep in mind that both 2000 and 2001’s reported revenue were significantly impacted by the strong U.S. dollar, particularly versus the Euro. The company estimates that currency reduced revenue growth by 6% in 2000 and 2% in 2001. That headwind should turn into a tailwind this year as the dollar has weakened versus the Euro.

A review of the characteristics we have found essential to high-quality, long-term growth companies clearly depicts why we remain so optimistic about Wrigley’s outlook.

1.
Dominant Market Share built on Powerful Brands: Wrigley has over 50% of the world’s chewing gum market and is steadily increasing its market share. With no major global competitor, Wrigley continues to improve its already dominant position. In the U.S., Wrigley has increased market share by 900 basis points in the last three years to almost 58%. In some major developed markets, like Germany, Wrigley has over 90% share. Wrigley built its dominant franchise on global brands like Doublemint and Winterfresh, as well as developing regional brands that it can grow into global brands like Orbit. In fact, Wrigley’s brand-

building has been so successful that Wrigley Chewing Gum had the highest brand recognition, at 90%, of any consumer good in China in a broad survey conducted in 2001. Wrigley not only outpaced American standards such as Coca Cola and Kodak, it even surpassed the top popular domestic Chinese brands, Kangshifu Instant Noodles and Jinlongyu Cooking Oil.

2.
Favorable Demographic Trends: In the U.S., Wrigley’s most developed market, per capita consumption of chewing gum is roughly 190 sticks per year. China, which is now Wrigley’s second largest market in terms of volume, has a per capita consumption of only 13 sticks per year. Interestingly, Taiwan has a per capita consumption of 100 sticks per year. Without getting into too much of a history and economics discussion, the fact that the Chinese people in Taiwan consume almost 8 times as much chewing gum per person as those in mainland China implies a staggering potential market. Europe shows promise as well, as consumption in Western Europe is 90 sticks per person per year, and Eastern and Central Europe is still just 35. In India, the company is just getting started, entering the market only in 1996.

3.
Sustainable, Predictable, Consistent Growth: Driven by powerful demographics and its dominant share, Wrigley is one of the few companies able to meet established and forecasted long-term growth targets. Over the last 15 years, Wrigley has compounded its annual revenue, operating income, and earnings per share at 8%, 12%, and 15%, respectively. Under its current wave of innovation-driven growth, we anticipate Wrigley will have opportunities to exceed those historical growth rates over the next several years.

There have been recent indications that point to a modest recovery in U.S. economic growth. However, this has been contrasted starkly by the continued decline in the value of U.S. equities. A number of exogenous variables have been working against companies, and as such, companies have not seen those intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud and threats of domestic terrorism. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we believe should come out of a recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although there are factors that will continue to weigh on the market, going forward we anticipate that robust business growth will eventually be reflected in equity valuations. The strategy continues to be managed in the same manner as it has been. We have been aware of valuations and have been taking advantage of compelling valuations that we have found to fit the characteristics of companies poised for long-term growth.

Sincerely,

Herbert E. Ehlers

Partner Managing Director
Goldman Sachs & Co.

Chief Investment Officer
Growth Equity Strategy
Goldman Sachs Asset Management

*
Average annual returns for Heritage Capital Appreciation Trust Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $11,549. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*
Average annual returns for Heritage Capital Appreciation Trust Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Capital Appreciation Trust
Investment Portfolio
August 31, 2002

Shares		Market Value

Common Stocks—99.4% (a)

Applications Software—4.8%
316,000	Intuit, Inc.*	$14,103,080

Beverages—3.4%
261,000	PepsiCo, Inc.	10,322,550

Broadcasting Services/Programs—6.9%
271,000	Clear Channel Communications, Inc.*	9,262,780
1,330,000	Liberty Media Corporation, Class “A”*	11,118,800

		20,381,580

Commercial Services—6.8%
678,000	Cendant Corporation*	9,702,180
272,110	Valassis Communications, Inc.	10,242,220

		19,944,400

Electrical Components & Equipment—2.9%
304,000	Energizer Holdings, Inc.*	8,670,080

Entertainment—1.8%
451,000	Metro-Goldwyn-Mayer Inc.*	5,299,250

Financial Services—15.5%
984,949	Charles Schwab Corporation	9,041,832
240,000	Fannie Mae	18,187,200
290,000	Freddie Mac	18,589,000

		45,818,032

Food—2.3%
132,683	Wm. Wrigley Jr. Company	6,754,892

Insurance—2.2%
115,500	AMBAC Financial Group, Inc.	6,642,405

Leisure Time—3.3%
360,000	Sabre Holdings Corporation*	9,687,600

Lodging—9.8%
525,000	Harrah’s Entertainment, Inc.*	24,958,500
149,000	Starwood Hotels & Resorts Worldwide Inc.	3,841,220

		28,799,720

Multimedia—11.9%
369,000	AOL Time Warner Inc.*	4,667,850
496,000	Entravision Communications Corporation, Class “A”*	6,100,800
597,159	Viacom, Inc. Class “B”*	24,304,371

		35,073,021

Shares		Market Value

Common Stocks (continued)

Pharmaceuticals—5.1%
49,000	Eli Lilly & Company	2,844,450
232,800	Pfizer, Inc.	7,701,024
107,000	Wyeth	4,579,600

		15,125,074

Retail—1.9%
85,000	Family Dollar Stores Inc.	2,426,750
91,000	Walgreens Company	3,162,250

		5,589,000

Software—3.4%
290,000	First Data Corporation	10,077,500

Telecommunications—5.9%
2,160,000	Crown Castle International Corporation*	4,968,000
422,490	Echostar Communications Corporation, Class “A”*	7,520,322
181,000	QUALCOMM, Inc.*	5,015,510

		17,503,832

Television, Cable & Radio—11.5%
790,663	Cablevision Systems Corporation, Class “A”*	7,535,018
553,000	Univision Communications, Inc. Class “A”*	12,884,900
386,000	Westwood One, Inc.	13,482,980

		33,902,898

Total Common Stocks (cost $308,905,442)		293,694,914

Repurchase Agreement—0.8% (a)

Repurchase Agreement with State Street Bank and Trust Company, dated August 30, 2002 @ 1.67% to be repurchased at $2,219,412 on September 3, 2002, collateralized by $2,280,000 United States Treasury Bills, due January 02, 2003, (market value $2,267,215) (cost $2,219,000)		2,219,000

Total Investment Portfolio
(cost $311,124,442) (b), 100.2% (a)		295,913,914
Other Assets and Liabilities, net, (0.2)% (a)		(583,510)

Net Assets, 100.0%.		$295,330,404

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $311,279,583. Market value includes net unrealized depreciation of $15,365,569, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $61,905,767 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $77,271,436.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust
Statement of Assets and Liabilities
August 31, 2002

Assets

Investments, at market value (identified cost $308,905,442)		$293,694,914
Repurchase agreement (identified cost $2,219,000)		2,219,000
Cash		351
Receivables:
Fund shares sold		571,399
Dividends and interest		85,119
Deferred state qualification expenses		13,779
Prepaid insurance		2,484
Total assets		296,587,046

Liabilities

Payables:
Fund shares redeemed	$826,415
Accrued management fee	182,545
Accrued distribution fee	128,773
Accrued shareholder servicing fee	61,406
Accrued fund accounting fee	9,500
Other accrued expenses	48,003
Total liabilities		1,256,642
Net assets, at market value		$295,330,404

Net Assets

Net assets consist of:
Paid-in capital		$355,087,451
Accumulated net realized loss		(44,546,519)
Net unrealized depreciation on investments		(15,210,528)
Net assets, at market value		$295,330,404

Class A Shares

Net asset value and redemption price per share ($197,124,620 divided by
10,797,557 shares of beneficial interest outstanding, no par value)		$18.26

Maximum offering price per share (100/95.25 of $18.26 )		$19.17

Class B Shares

Net asset value, offering price and redemption price per share ($31,524,144 divided by
1,827,138 shares of beneficial interest outstanding, no par value)		$17.25

Class C Shares

Net asset value, offering price and redemption price per share ($66,681,640 divided by
3,866,440 shares of beneficial interest outstanding, no par value)		$17.25

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust
Statement of Operations
For the Fiscal Year Ended August 31, 2002

Investment Income

Income:
Dividends		$1,352,458
Interest		154,824

Total income		1,507,282

Expenses:
Management fee	$2,631,055
Distribution fee (Class A Shares)	692,789
Distribution fee (Class B Shares)	396,022
Distribution fee (Class C Shares)	780,072
Shareholder servicing fees	313,350
Professional fees	96,362
State qualification expenses	63,223
Fund accounting fee	59,112
Reports to shareholders	42,462
Custodian fee	31,116
Trustees’ fees and expenses	12,330
Insurance	10,047
Federal registration expense	2,896
Other	9,151

Total expenses		5,139,987

Net investment loss		(3,632,705)

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions		(29,502,980)
Net unrealized depreciation of investments during the year		(56,255,787)

Net loss on investments		(85,758,767)

Net decrease in net assets resulting from operations		$(89,391,472)

Statements of Changes in Net Assets

	For the Fiscal Years Ended
	August 31, 2002	August 31, 2001
Increase (decrease) in net assets:
Operations:
Net investment loss	$(3,632,705)	$(3,188,601)
Net realized loss from investment transactions	(29,502,980)	(8,752,441)
Net unrealized depreciation of investments during the year	(56,255,787)	(62,697,168)

Net decrease in net assets resulting from operations	(89,391,472)	(74,638,210)
Distributions to shareholders from:
Net realized gains Class A Shares, ($3.03 per share)	—	(23,114,393)
Net realized gains Class B Shares, ($3.03 per share)	—	(4,289,771)
Net realized gains Class C Shares, ($3.03 per share)	—	(7,328,833)
In excess of net realized gains Class A Shares, ($0.17 per share)	—	(1,336,933)
In excess of net realized gains Class B Shares, ($0.17 per share)	—	(248,120)
In excess of net realized gains Class C Shares, ($0.17 per share)	—	(423,898)

Net Distributions to shareholders	—	(36,741,948)
Increase in net assets from Fund share transactions	31,477,532	103,314,553

Decrease in net assets	(57,913,940)	(8,065,605)
Net assets, beginning of year	353,244,344	361,309,949

Net assets, end of year	$295,330,404	$353,244,344

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares					Class B Shares						Class C Shares
	For the Fiscal Years Ended August 31					For the Fiscal Years Ended August 31						For the Fiscal Years Ended August 31
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998†		2002	2001	2000	1999	1998
Net asset value, beginning of fiscal year	$23.61	$32.41	$27.18	$20.34	$18.60	$22.47	$31.20	$26.40	$19.91	$19.36		$22.46	$31.19	$26.39	$19.90	$18.34

Income from Investment Operations:
Net investment loss	(0.17)	(0.16)	(0.16)	(0.10)	(0.07)	(0.31)	(0.29)	(0.29)	(0.19)	(0.06)		(0.30)	(0.29)	(0.29)	(0.19)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.18)	(5.44)	8.01	8.26	3.94	(4.91)	(5.24)	7.71	8.00	0.61		(4.91)	(5.24)	7.71	8.00	3.78

Total from Investment Operations	(5.35)	(5.60)	7.85	8.16	3.87	(5.22)	(5.53)	7.42	7.81	0.55		(5.21)	(5.53)	7.42	7.81	3.69

Less Distributions:
Distributions from net realized gains	—	(3.03)	(2.62)	(1.32)	(2.13)	—	(3.03)	(2.62)	(1.32)	—		—	(3.03)	(2.62)	(1.32)	(2.13)
Distributions in excess of net realized gains	—	(0.17)	—	—	—	—	(0.17)	—	—	—		—	(0.17)	—	—	—

Total Distributions	—	(3.20)	(2.62)	(1.32)	(2.13)	—	(3.20)	(2.62)	(1.32)	—		—	(3.20)	(2.62)	(1.32)	(2.13)

Net asset value, end of fiscal year	$18.26	$23.61	$32.41	$27.18	$20.34	$17.25	$22.47	$31.20	$26.40	$19.91		$17.25	$22.46	$31.19	$26.39	$19.90

Total Return (%) (a)	(22.66)	(18.48)	29.55	41.18	21.45	(23.23)	(19.01)	28.75	40.27	2.84	(b)	(23.20)	(19.02)	28.76	40.29	20.72

Ratios and Supplemental Data:
Expenses to average daily net assets	1.23	1.22	1.24	1.29	1.41	1.93	1.91	1.90	1.92	2.01	(c)	1.93	1.91	1.90	1.92	2.00
Net investment loss to average daily net assets (%)	(0.80)	(0.68)	(0.55)	(0.45)	(0.34)	(1.50)	(1.36)	(1.21)	(1.10)	(0.86	)(c)	(1.50)	(1.37)	(1.21)	(1.10)	(0.90)
Portfolio turnover rate (%)	31	28	48	44	25	31	28	48	44	25		31	28	48	44	25
Net assets, end of fiscal year ($ millions)	197	233	244	169	104	32	42	43	20	5		67	78	74	35	12

†	For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust
Notes to Financial Statements

Note 1:
Significant Accounting Policies.    Heritage Capital Appreciation Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing 65% of its assets in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently offers Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Heritage Capital Appreciation Trust
Notes to Financial Statements
(continued)

Note 2:	Fund Shares. At August 31, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended August 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,625,981	$78,991,628	437,439	$9,230,847	1,393,697	$29,186,492
Shares redeemed	(2,708,360)	(56,844,759)	(475,522)	(9,420,542)	(1,000,885)	(19,666,134)

Net increase (decrease)	917,621	$22,146,869	(38,083)	$(189,695)	392,812	$9,520,358

Shares outstanding:
Beginning of fiscal year	9,879,936		1,865,221		3,473,628

End of fiscal year	10,797,557		1,827,138		3,866,440

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended August 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,677,282	$71,388,795	568,997	$14,705,961	1,344,486	$34,840,271
Shares issued on reinvestment of distributions	879,260	23,631,567	169,223	4,349,707	292,443	7,511,226
Shares redeemed	(1,217,783)	(32,842,740)	(252,868)	(6,479,425)	(531,942)	(13,790,809)

Net increase	2,338,759	$62,177,622	485,352	$12,576,243	1,104,987	$28,560,688

Shares outstanding:
Beginning of fiscal year	7,541,177		1,379,869		2,368,641

End of fiscal year	9,879,936		1,865,221		3,473,628

Note 3:
Purchases and Sales of Securities.    For the fiscal year ended August 31, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $142,978,020 and $105,573,914, respectively.

Note 4:
Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees.    Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the Fund’s average daily net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2002, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of those classes’ average daily net assets for the fiscal year ended August 31, 2002. No fees were waived and no expenses were reimbursed for the fiscal year ended August 31, 2002.

The Manager entered into an agreement with Goldman Sachs Asset Management (the “Subadviser”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of 0.25% of the Fund’s average daily net assets, computed daily and paid monthly. For the fiscal year ended August 31, 2002 the subadviser earned $877,018, which was paid by the Manager.

Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc., serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

Heritage Capital Appreciation Trust
Notes to Financial Statements
(continued)

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $313,350 for Shareholder Servicing fees and $59,112 for Fund Accounting services for the fiscal year ended August 31, 2002.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it received $507,852 in front-end sales charges and $1,775 in contingent deferred sales charges for Class A Shares, $127,377 in contingent deferred sales charges for Class B Shares and $25,158 in contingent deferred sales charges for Class C Shares for the fiscal year ended August 31, 2002. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to 0.50% of the average daily net assets for Class A Shares. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. For the fiscal year ended August 31, 2002, the Fund paid the Trustees an aggregate amount of $11,365 in fees.

Note 5:
Federal Income Taxes.    The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2002, to reflect reclassifications arising from permanent book/tax differences attributable to a net operating loss, the Fund credited accumulated net investment loss $3,632,705 and charged paid in capital $3,632,705. As of August 31, 2002, the Fund had net tax basis capital loss carryforwards in the aggregate of $17,330,040. These capital loss carryforwards may be applied to any net taxable capital gain until their expiration date of 2010. In addition, from November 1, 2001 to August 31, 2002, the Fund incurred $27,061,338 of net realized capital losses (post October losses) which will be deferred and treated as arising on September 1, 2002 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended August 31, 2002 and 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary Income	$0	$17,202,322
Long-Term Capital Gains	$0	$19,539,626

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 0
Accumulated Capital Losses	$(44,546,519)

Accumulated capital losses include capital loss carryforwards and post October losses.

Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of
    Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the “Fund”) at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
October 4, 2002

Heritage Capital Appreciation Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since inception in 1985	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	N/A

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (53)	President and Trustee	Since 2000 Since inception in 1985	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since inception in 1985	Graham Financial Partners LLC (insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi- Financial Securities Corp. (broker-dealer), 1996 to 2001; V.P. of Financial Designs Ltd., 1996 to 1999.	13	N/A

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (59)	Trustee	Since 1989	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Trustee and Chairman of the Board, Tampa Museum of Art.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee	Since inception in 1985	Executive in Residence, University of North Carolina—Wilmington; Chairman Emeritus of CCC Information Services, Inc.	13	N/A

Heritage Capital Appreciation Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (69)	Trustee	Since 1987	Private Investor since 1988.	13	Mill Creek Bank

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (51)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1997; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, 1999-2000; Advisory Board Member, Center for Global Studies, Pennsylvania State University, 1996-1999.	13	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (43)	Executive Vice President and Principal Executive Officer	Since 2000
Executive Vice President and
Chief Operating Officer of
Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000;
Vice President – Operations
and Administration of Heritage, 1993 to 1998.
				N/A	N/A

Donald H. Glassman 880 Carillon Parkway St. Petersburg, FL 33716 (45)	Treasurer	Since 1989	Treasurer of Heritage since 1989.	N/A	N/A

Clifford J. Alexander 1800 Massachusetts Ave. Washington, DC 20036 (59)	Secretary	Since 1985	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Heritage Capital Appreciation Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Robert J. Zutz 1800 Massachusetts Ave. Washington, DC 20036 (49)	Assistant Secretary	Since 1989	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (36)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

*
Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

**
Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Family of FundsTM

The Intelligent Creation of Wealth

Heritage Money Market Funds	Heritage Equity Funds
Cash Trust Money Market	Aggressive Growth
Cash Trust Municipal Money Market	Capital Appreciation
Growth and Income
Heritage Bond Funds	Growth Equity
High Yield	International Equity
Intermediate Government	Mid Cap
Small Cap
Technology
Value Equity

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 (800) 421-4184
www.heritagefunds.com

Not FDIC Insured May Lose Value No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

25M AR5331 CA 08/02 Copyright 2002 Heritage Asset Management, Inc.